Exhibit 99.1

Mannatech Announces Results of Annual Shareholders’ Meeting
Shareholders approved all proposals

(COPPELL, Texas) May 29, 2015 – Mannatech, Incorporated (NASDAQ: MTEX),  the founder of the M5MSM (Mission 5 MillionSM) social entrepreneurial movement, the pioneer of nutritional glycobiology and the global innovator of naturally sourced supplements based on Real Food Technology® solutions, announced that its shareholders passed all proposals put to a vote at the company’s annual shareholder meeting held Thursday, May 28, 2015.

Mannatech’s Chairman of the Board J. Stanley Fredrick chaired the meeting and S. Mark Nicholls, Mannatech’s Chief Financial Officer spoke to the shareholders sharing the company’s financial results for 2014 and the first quarter of 2015.

There were 2,679,411 outstanding shares of Mannatech’s common stock as of March 31, 2015 entitled to vote and 2,084,587 shares, or 77.8%, represented at the meeting, either in person or by proxy.

The following matters were submitted and voted upon at the meeting:

1.	Mannatech shareholders voted to elect two individuals to the Board of Directors as a Class I Director as set forth below:

Name	Number of shares For	Number of shares Withheld	Broker Non-Votes
Gerald E. Gilbert	1,120,920	65,541	898,126
Larry A. Jobe	1,120,853	65,608	898,126
Marlin Ray Robbins	1,119,188	67,273	898,126

2.	Mannatech shareholders voted to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2015 as set forth below:

Number of shares For	Number of shares Against	Number of shares Abstaining
2,075,377	2,847	6,363

3.	Mannatech shareholders approved, on an advisory basis, the compensation of the company’s named executive officers as set forth below:

Number of shares For	Number of shares Against	Number of shares Abstaining	Broker Non-Votes
1,162,973	20,446	3,042	898,126

About Mannatech
Mannatech, Incorporated, develops high-quality health, weight and fitness, and skin care products that are based on the solid foundation of nutritional science and development standards. Mannatech is dedicated to its platform of Social Entrepreneurship based on the foundation of promoting, aiding and optimizing childhood nutrition where it is needed most around the world. Mannatech’s proprietary products are available through independent sales associates around the globe including the United States, Canada, South Africa, Australia, New Zealand, Austria, Denmark, Germany, Norway, Sweden, the Netherlands, the United Kingdom, Japan, Taiwan, Singapore, Estonia, Finland, the Republic of Ireland, Czech Republic, the Republic of Korea, Mexico, Namibia, Spain and Hong Kong. For more information, visit Mannatech.com.

Please note: This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of phrases or terminology such as “intend” or other similar words or the negative of such terminology. Similarly, descriptions of Mannatech’s objectives, strategies, plans, goals or targets contained herein are also considered forward-looking statements. Mannatech believes this release should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties and other factors. Some of these factors include, among others, Mannatech’s inability to attract and retain independent associates and members, increases in competition, litigation, regulatory changes and its planned growth into new international markets. Although Mannatech believes that the expectations, statements and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this release, as well as those set forth in its latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this release.

Contact Information:
Donna Giordano
Manager, Executive Office Administration
972-471-6512
ir@mannatech.com
www.mannatech.com